Vivaldi Multi-Strategy Fund
Class A Shares
(Ticker Symbol: OMOAX)
Class I Shares
(Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated November 1, 2017, to the Summary Prospectus dated July 6, 2017 and the
Prospectus dated July 1, 2017

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISOR

At a meeting held on October 17, 2017, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) approved the appointment of Angel Oak Capital Advisors, LLC (“Angel Oak”) as a sub-advisor to the Vivaldi Multi-Strategy Fund (the “Fund”). Vivaldi Asset Management, LLC (“Vivaldi”), the Fund’s advisor, has delegated the management of a portion of Fund assets to Angel Oak. Vivaldi currently intends for this portion to be less than 20% of the Fund’s net assets. Angel Oak will implement an asset-backed fixed income investment strategy as follows:

Asset-Backed Fixed Income.  Angel Oak, one of the Fund’s current sub-advisors, invests in various asset classes within the asset-backed fixed income market. In particular, Angel Oak invests primarily in mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans and automobile loans.  In addition, Angel Oak may invest in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt.  The Fund may invest up to 15% of its net assets in CLOs.  Angel Oak may also invest in bank subordinated debt, repurchase agreements, reverse repurchase agreements, high-yield and investment-grade corporate bonds and government securities when it believes such investments offer similar or superior returns to asset-backed fixed income securities.

Angel Oak seeks to invest in securities it considers to be undervalued and have relatively low volatility.  Angel Oak analyzes a variety of factors when selecting investments for the Fund, such as maturity, yield, ratings, collateral quality, credit support, structure and market conditions, and attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values.  Asset allocations can change over time as Angel Oak’s views on the global economy, interest rates, and capital market conditions change.  For investment or hedging purposes Angel Oak may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including structured products, swaps, futures contracts, and options.  From time to time, Angel Oak may allocate Fund assets so as to focus on particular types of asset-backed fixed income securities.

The following is a summary of the principal risks associated with Angel Oak’s asset-backed fixed income investment strategy:

Collateralized Loan Obligations (“CLO”) Risk. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines, are more volatile, and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Leveraging Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Short Sales Risk. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited given that there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Structured Products Risks. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

Subordinated Securities Risk.  The Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. The Fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

ADDITIONAL INFORMATION ABOUT ANGEL OAK CAPITAL ADVISORS, LLC

The Fund’s Prospectus is updated as follows to reflect the addition of Angel Oak as a sub-advisor.

•	The second sentence in the paragraph under the heading “Investment Advisor and Sub-Advisors” on page 8 of the Prospectus is deleted and replaced with the following:

Crescat Portfolio Management, LLC, RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC are the Fund’s Sub-Advisors.

•	The second table under the heading “Portfolio Managers” on pages 9 and 23 of the Prospectus is modified by adding the following:

Sub-Advisors	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
Angle Oak Capital Advisors, LLC	Brad A. Friedlander Sam Dunlap Berkin Kologlu Sreeniwas V. Prabhu Kin Lee Colin McBurnette	2017 2017 2017 2017 2017 2017

•	The following paragraph is added after the fifth paragraph under the heading “Investment Advisor and Sub-Advisors” beginning on page 22 of the Prospectus:

Angel Oak Capital Advisors, LLC (“Angel Oak”), a Delaware limited liability company located at One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305, serves as the Fund’s Sub-Advisor. Angel Oak was formed in 2009 and is an SEC-registered investment advisor that provides advisory services to high net worth individuals and institutions. As of September 30, 2017, Angel Oak had $7.4 billion in assets under management. Angel Oak is controlled by Michael A. Fierman, Sreeniwas V. Prabhu and Brad A. Friedlander, each a Managing Partner of Angel Oak.

•	The following paragraphs are added under the heading “Portfolio Managers” beginning on page 22 of the Prospectus:

Mr. Brad A. Friedlander is a Managing Partner of Angel Oak and a Portfolio Manager of the Fund. Mr. Friedlander also serves as the Lead Portfolio Manager for the Angel Oak Multi-Strategy Income Fund and Angel Oak Flexible Income Fund, each a registered investment company. Mr. Friedlander has over 15 years of capital markets and asset management experience across an array of fixed income products. Prior to co-founding Angel Oak in 2009, Mr. Friedlander spent five years as a portfolio manager with Washington Mutual Bank in Seattle, Washington, where he managed over $8 billion across residential mortgage-backed securities, asset-backed securities, U.S. government and agency portfolios. He also served as the chief strategist behind the institution’s $25 billion investment portfolio. Mr. Friedlander’s previous experience includes four years on the trading desk of J.P. Morgan in New York. Mr. Friedlander received a Bachelor’s degree in Economics from the University of Rochester.

Mr. Sam Dunlap is a Managing Director and Senior Portfolio Manager of Angel Oak and a Portfolio Manager of the Fund. Mr. Dunlap also serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund. At Angel Oak, Mr. Dunlap is responsible for managing mutual funds and separately managed accounts for Angel Oak clients, which are primarily depository institutions. He also focuses on building and managing strategies within the RMBS market as well as managing the interest rate risk exposure across Angel Oak funds and managed accounts. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining Angel Oak in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

Mr. Berkin Kologlu is a Managing Director of Angel Oak and Portfolio Manager of the Fund. Mr. Kologlu also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund and Angel Oak High Yield Opportunities Fund, a registered investment company. Mr. Kologlu has over 15 years’ experience with fixed income products and focuses on building and managing strategies within the collateralized loan obligation market. Prior to joining Angel Oak in 2013, he spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Mr. Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of Angel Oak and a Portfolio Manager of the Fund. Mr. Prabhu also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund, Angel Oak Flexible Income Fund and Angel Oak High Yield Opportunities Fund. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for its $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Mr. Kin Lee is a Senior Portfolio Manager of Angel Oak and Portfolio Manager of the Fund. Mr. Lee also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund. Mr. Lee focuses on building and managing strategies within the commercial mortgage-backed securities market. Mr. Lee began his career in 1993 and most recently served as Executive Director at Nomura Securities International from 2012 until he joined Angel Oak in 2014. He was previously Head of CMBS Trading for both Mizuho Securities and RBS Greenwich Capital. Mr. Lee also worked in CMBS trading with Credit Suisse and Donaldson, Lufkin, & Jenrette. Mr. Lee holds a B.S. in Industrial Management and Economics from Carnegie Mellon University.

Mr. Colin McBurnette is a Portfolio Manager of Angel Oak and Portfolio Manager of the Fund. He also serves a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining Angel Oak in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of its distressed debt portfolio, as well as the development of its proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

Please file this Supplement with your records.